Springwoods MOB Spring, TX SUPPLEMENTAL OPERATING & FINANCIAL INFORMATION THIRD QUARTER 2016 PHYSICIANS REALTY TRUST NYSE: DOC Midlands One MOB Papillion, NE September 2016

2 COMPANY OVERVIEW ABOUT PHYSICIANS REALTY TRUST 4 THIRD QUARTER HIGHLIGHTS 6 FINANCIAL HIGHLIGHTS 7 FINANCIAL INFORMATION RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD)  8 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDA 9 MARKET CAPITALIZATION AND DEBT SUMMARY 10 FINANCIAL STATISTICS 11 SAME-STORE PORTFOLIO PERFORMANCE AND TENANT OCCUPANCY 12 INVESTMENT ACTIVITY AND LEASE EXPIRATION SCHEDULE 13 PORTFOLIO GEOGRAPHIC DISTRIBUTION 14 PORTFOLIO DIVERSIFICATION 15 TOP 10 HEALTH SYSTEM RELATIONSHIPS 16 CONSOLIDATED BALANCE SHEETS 17 CONSOLIDATED STATEMENTS OF INCOME 18 REPORTING DEFINITIONS 19 TABLE OF CONTENTS

3 FORWARD-LOOKING STATEMENTS   Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements.  Likewise, our pro forma financial statements and our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations or intentions. Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10- K for the fiscal year ended December 31, 2015, and Part II, Item 1A (Risk Factors) of our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2016 and June 30, 2016.   NON-GAAP FINANCIAL MEASURES This presentation includes Adjusted EBITDA, EBITDAR, net operating income (or NOI), Cash NOI, Funds From Operations (or FFO), Normalized FFO, and Normalized Funds Available For Distribution (or FAD), which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non- GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. ADDITIONAL INFORMATION   The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, earnings press release dated November 2, 2016 and other information filed with, or furnished to, the SEC. You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www.docreit.com) under the tab “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into this supplemental information package. You also can review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov.

4 ABOUT PHYSICIANS REALTY TRUST   Physicians Realty Trust (NYSE:DOC) (the “Trust,” the “Company,” “DOC,” “we,” “our” and “us”) is a self-managed healthcare real estate company organized in 2013 to acquire, selectively develop, own, and manage healthcare properties that are leased to physicians, hospitals and healthcare delivery systems.   We invest in real estate that is integral to providing high quality healthcare services. Our properties typically are on a campus with a hospital or other healthcare facilities or strategically located and affiliated with a hospital or other healthcare facilities.   Our management team has significant public healthcare REIT experience and long established relationships with physicians, hospitals and healthcare delivery system decision makers that we believe will provide quality investment opportunities to generate attractive risk-adjusted returns to our shareholders.   We are a Maryland real estate investment trust and elected to be taxed as a REIT for U.S. federal income tax purposes beginning with our short taxable year ending December 31, 2013. We conduct our business through an UPREIT structure in which our properties are owned by Physicians Realty L.P., a Delaware limited partnership (the “operating partnership”), directly or through limited partnerships, limited liability companies or other subsidiaries. We are the sole general partner of the operating partnership and, as of September 30, 2016, own approximately 97.4% of the partnership interests in the operating partnership (“OP Units”). COMPANY SNAPSHOT As of September 30, 2016 Gross real estate investments (thousands) $ 2,724,302 Total properties 235 % Leased 95.7% Total portfolio gross leasable area (sq. ft.) 10,233,656 % of GLA on-campus / affiliated 79.2% Average remaining lease term for all buildings (years) 8.5 Cash and cash equivalents (thousands) $ 8,396 Total debt to firm value 20.9% Weighted average interest rate per annum on consolidated debt 3.3% Equity market cap (thousands) $ 2,899,721 Quarterly dividend $ 0.225 Quarter end stock price $ 21.54 Dividend yield 4.18% Common shares outstanding 134,620,300 OP Units outstanding and not owned by DOC 3,618,988 Total firm value (thousands) (1) $ 3,798,345 (1) Represents the value of outstanding shares and units based on the closing stock price on September 30, 2016 plus the amount of outstanding debt and redeemable equity at September 30, 2016.

ABOUT PHYSICIANS REALTY TRUST (CONTINUED)

BOARD OF TRUSTEES

Tommy G. Thompson
Chairman

John T. Thomas
Chief Executive Officer
President

William A. Ebinger, M.D.
Trustee

Richard A. Weiss
Trustee

Albert C. Black
Compensation and Nominating
Governance Committee Chair

Mark A. Baumgartner
Finance and Investment
Committee Chair

Stanton D. Anderson
Audit Committee Chair

MANAGEMENT TEAM

John T. Thomas
Chief Executive Officer
President

John W. Sweet
Executive Vice President
Chief Investment Officer

Jeffrey N. Theiler
Executive Vice President
Chief Financial Officer

Deeni D. Taylor
Executive Vice President
Investments

Bradley D. Page
Senior Vice President
General Counsel

John W. Lucey
Senior Vice President
Chief Accounting and
Administrative Officer

Mark D. Theine
Senior Vice President
Asset & Investment
Management

LOCATION AND CONTACT INFORMATION

Corporate Headquarters
309 N. Water Street, Suite 500
Milwaukee, WI 53202
(414) 367-5600

Independent Registered Public Accounting Firm
Ernst & Young
Chicago, IL 60606
(312) 879-2000

Corporate and REIT Tax Counsel
Baker & McKenzie LLP
Richard Lipton, Partner
Chicago, IL 60601
(312) 861-8000

COVERING ANALYSTS

- J. Sanabria - Bank of America Merrill Lynch
- J. Kim - BMO Capital Markets Corp.
- M. Gorman - BTIG
- J. France - Cantor Fitzgerald
- P. Morgan - Canaccord Genuity Inc.
- S. Shaw - Compass Pt Rch & Trading LLC
- J. Roberts - J.J.B. Hilliard W.L. Lyons LLC
- P. Martin - JMP Securities
- J. Sadler - Keybanc Capital Markets Inc.
- V. Malhotra - Morgan Stanley
- J. Hughes - Raymond James Financial Inc.
- M. Carroll - RBC Capital Markets LLC
- C. Vanacore - Stifel
- E. Fleming - SunTrust Robinson Humphrey
- C. Kucera - Wunderlich Securities Inc.

The equity analysts listed above are those analysts that have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates, or forecasts regarding the Company's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of Physicians Realty Trust or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts. Interested persons may obtain copies of analysts' reports on their own, as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions on our stock, and may provide compensated services to us.

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6 THIRD QUARTER 2016 HIGHLIGHTS OPERATING HIGHLIGHTS • Third quarter 2016 total revenue of $70.0 million, up 101% over the prior year period • Third quarter 2016 rental revenue of $53.3 million, an increase of 89% over the prior year period • Generated quarterly net income per share of $0.07 on a fully diluted basis • Generated quarterly normalized funds from operations (Normalized FFO) of $0.27 per share on a fully diluted basis • Completed third quarter investments of $177.0 million, including 13 healthcare properties representing 635,263 square feet, 1 land parcel for $1.0 million, loan investments of $4.7 million, and noncontrolling interest buyouts of $1.6 million. • Declared quarterly dividend of $0.225 per share for the third quarter • 95.7% of portfolio square footage leased as of September 30, 2016 • Net increase to gross leasable square footage of 6.7% to 10,233,656 square feet as of September 30, 2016 from 9,586,638 as of June 30, 2016 COMPANY ANNOUNCEMENTS • July 5, 2016: Announced the closure of the second tranche of the CHI portfolio, consisting of 20 facilities representing a total investment of $305 million, as well as the completion of additional investments totaling $43.5 million. Investments completed during the second quarter totaled a Company record $691 million. • August 3, 2016: Announced second quarter 2016 financial results, as well as the completion of $30.5 million of investments since June 30, 2016. THIRD QUARTER INVESTMENTS SUBSEQUENT INVESTMENTS • Buyouts - Great Falls Clinic & Foundation • N.W. Michigan S.C., Traverse City, MI • Prairie Care MOB, Maplewood, MN • United Surgical Partners J.V., Scottsdale, AZ • RE Loan, El Paso, TX • Springwoods MOB, Spring, TX • Mezzanine Loan - Hazelwood, Minnetonka, MN • Jackson, Tennessee Land, Jackson, TN • Unity Portfolio - 4 Properties, West Lafayette, IN • Medical Village at Maitland, Orlando, FL • Tri-State Orthopaedics MOB, Evansville, IN • Maury Regional Healthcare MOB, Spring Hill, TN • Spring Ridge Medical Center, Wyomissing, PA • Doctors Community Hospital MOB, Lanham, MD • Gig Harbor Medical Pavilion, Gig Harbor, WA • Midlands One Professional Center, Papillion, NE

7 FINANCIAL HIGHLIGHTS (Unaudited and in thousands, except sq. ft. and per share data) (1) Unadjusted for unamortized fair value adjustments and deferred financing costs (2) Outstanding common shares and OP Units at quarter end, multiplied by share price at quarter end INCOME Three Months Ended September 30, 2016 June 30, 2016 Revenues $ 70,010 $ 53,216 Net income 10,294 7,184 NOI 50,878 39,417 Annualized Adjusted EBITDA 184,504 142,588 Net income available to common shareholders per common share $ 0.07 $ 0.05 Normalized FFO 37,019 29,537 Normalized FFO per common share and OP Unit $ 0.27 $ 0.22 Normalized FAD 32,887 26,971 CAPITALIZATION As of ASSETS September 30, 2016 June 30, 2016 Gross Real Estate Investments (including gross lease intangibles) 2,724,302 2,547,128 Total Assets 2,670,647 2,532,912 DEBT AND EQUITY Total Debt (1) 794,780 642,337 Total Equity 1,768,410 1,798,068 Equity Market Capitalization 2,899,721 2,822,433 Implied Equity Market Capitalization (2) 2,977,674 2,904,251 Total Debt / Implied Equity Market Capitalization 27% 22% Gross Real Estate Assets Real Estate Investments/Quarter Total GLA Portfolio Growth Since IPO $3,000,000 $2,750,000 $2,500,000 $2,250,000 $2,000,000 $1,750,000 $1,500,000 $1,250,000 $1,000,000 $750,000 $500,000 $250,000 $0 G ro ss R ea lE st at e In ve st m en ts 11,000,000 10,000,000 9,000,000 8,000,000 7,000,000 6,000,000 5,000,000 4,000,000 3,000,000 2,000,000 1,000,000 0 G LA in SF IPO Q3-2013 Q4-2013 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Q2-2015 Q3-2015 Q4-2015 Q1-2016 Q2-2016 Q3-2016 $123,998 $2,724,302

8 RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO) AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) (Unaudited and in thousands, except share and per share data) Three Months Ended September 30, 2016 Nine Months Ended September 30, 2016 Net income $ 10,294 $ 22,902 Net income attributable to NCI - partially owned properties (176) (553) Preferred distributions (436) (1,421) Depreciation and amortization expense 23,947 59,714 Depreciation and amortization expense - partially owned properties (168) (520) FFO applicable to common shares and OP Units $ 33,461 $ 80,122 FFO per common share and OP Unit $ 0.24 $ 0.63 Net change in fair value of derivative — (67) Acquisition expenses 4,398 11,031 Write-off of contingent consideration (840) (840) Normalized FFO applicable to common shares and OP Units $ 37,019 $ 90,246 Net income available to common shareholders per common share and OP Unit $ 0.07 $ 0.16 Normalized FFO per common share and OP Unit $ 0.27 $ 0.71 Normalized FFO applicable to common shares and OP Units 37,019 90,246 Non-cash share compensation expense 1,005 2,976 Straight-line rent adjustments (4,952) (12,156) Amortization of acquired above/below market leases 698 2,210 Amortization of lease inducements 248 607 Amortization of deferred financing costs 849 1,796 TI/LC and recurring capital expenditures (2,235) (5,536) Seller master lease and rent abatement payments 255 778 Normalized FAD applicable to common shares and OP Units $ 32,887 $ 80,921 Weighted average number of common shares and OP Units outstanding 138,880,787 127,395,989

9 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDA (Unaudited and in thousands, except share and per share data) NET OPERATING INCOME Three Months Ended September 30, 2016 Nine Months Ended September 30, 2016 Net income $ 10,294 $ 22,902 General and administrative 4,917 13,964 Acquisition expenses 4,398 11,031 Depreciation and amortization expense 23,969 59,778 Interest expense 7,300 15,776 Net change in fair value of derivative — (67) NOI $ 50,878 $ 123,384 NOI $ 50,878 $ 123,384 Straight-line rent adjustments (4,952) (12,156) Amortization of acquired above/below market leases 757 2,387 Amortization of lease inducements 248 607 Seller master lease and rent abatement payments 255 778 Write-off of contingent consideration (840) (840) Cash NOI $ 46,346 $ 114,160 ADJUSTED EBITDA Three Months Ended September 30, 2016 Nine Months Ended September 30, 2016 Net income $ 10,294 $ 22,902 Depreciation and amortization 23,969 59,778 Interest expense 7,300 15,776 Net change in fair value of derivative — (67) EBITDA $ 41,563 $ 98,389 Acquisition expenses 4,398 11,031 Non-cash share compensation expense 1,005 2,976 Write-off of contingent consideration (840) (840) Adjusted EBITDA $ 46,126 $ 111,556 Adjusted EBITDA Annualized $ 184,504 $ 148,741

10 MARKET CAPITALIZATION AND DEBT SUMMARY (Unaudited and in thousands, except share and per share data) Debt Equity Debt is 20.9% of Firm Value MARKET CAPITALIZATION September 30, 2016 Unsecured credit facility debt $ 456,000 Unsecured notes 225,000 Mortgage debt 113,780 Total Debt (1) $ 794,780 Redeemable equity $ 25,891 Share price $ 21.54 Total common shares outstanding 134,620,300 Total OP Units outstanding 3,618,988 Implied equity market capitalization $ 2,977,674 Total Firm Value (Debt + Pref. + Equity) $ 3,798,345 Total Debt/Total Assets 29.8% Total Debt/Total Firm Value 20.9% DEBT SUMMARY (1) Balance as of September 30, 2016 Interest Rate Maturity Date Revolving Credit Facility Debt $ 206,000 1.7% 9/18/2020 Credit Facility Term Debt 250,000 2.9% 6/9/2023 Senior Unsecured Notes January '16 - Series A 15,000 4.0% 1/7/2023 January '16 - Series B 45,000 4.4% 1/7/2026 January '16 - Series C 45,000 4.6% 1/7/2028 January '16 - Series D 45,000 4.7% 1/7/2031 August '16 - Series A 25,000 4.1% 8/11/2025 August '16 - Series B 25,000 4.2% 8/11/2026 August '16 - Series C 25,000 4.2% 8/11/2027 Mortgage Debt, Maturing (2): 2016 — — % 2017 39,785 5.7% 2018 28,979 3.5 % Thereafter 45,016 5.0% $ 794,780 3.3% Debt Maturity Schedule as of September 30, 2016 $500,000 $400,000 $300,000 $200,000 $100,000 $0 2016 2017 2018 2019 2020 2021 2022 Thereafter $— $39,785 $28,979 $18,750 $210,682 $7,339 $14,245 $475,000 (1) Unadjusted for unamortized fair value adjustments and deferred financing costs (2) Weighted average maturity of Mortgage Debt is 2.2 years

11 FINANCIAL STATISTICS (Unaudited and in thousands, except share and per share data) Quarter Ended September 30, 2016 Annualized dividend rate (1) $ 0.90 Price per share (2) $ 21.54 Annualized Dividend Yield 4.18% Total debt (3) $ 794,780 Net debt (less cash) 786,384 Adjusted EBITDA (annualized)* 184,504 Net Debt / Adjusted EBITDA Ratio 4.26x Adjusted EBITDA (annualized)* $ 184,504 Cash interest expense (annualized)* 25,804 Interest Coverage Ratio 7.15x Total interest $ 7,300 Secured debt principal amortization 1,646 Total fixed charges $ 8,946 Adjusted EBITDA 46,126 Adjusted EBITDA Fixed Charge Coverage Ratio 5.16x Equity market cap $ 2,977,674 Redeemable equity 25,891 Total debt (3) 794,780 Total Firm Value 3,798,345 Total debt (3) $ 794,780 Total assets 2,670,647 Total Debt / Total Assets 29.8% Total Debt / Total Firm Value 20.9% Weighted average common shares 134,608,396 Weighted average unvested restricted common shares and share units 653,403 Weighted average OP Units not owned by DOC 3,618,988 Weighted Average Common Shares and OP Units - Diluted 138,880,787 (1) Annualized rate based on $0.225 quarterly dividend for the quarter ending September 30, 2016. Actual dividend amounts will be determined by the Trust's board of trustees based on a variety of factors. (2) Closing common share price of $21.54 as of September 30, 2016. (3) Unadjusted for unamortized fair value adjustments and deferred financing costs. * Amounts are annualized and actual amounts may differ significantly from the annualized amounts shown.

SAME-STORE PORTFOLIO PERFORMANCE AND TENANT OCCUPANCY

(Unaudited and in thousands, except property count and sq. ft. data)

SAME-STORE PORTFOLIO ANALYSIS

	Portfolio Quarter Ended September 30, 2016	Same-Store Quarter Ended September 30, 2016
Number of properties	235	120
Gross leasable area	10,233,656	4,352,656
Cash NOI	$ 46,346	$ 22,217
% Leased	95.7%	96.0%



Same-Store Cash NOI, 47.9%
Other Cash NOI, 52.1%

SAME-STORE PORTFOLIO PERFORMANCE

	Year-Over-Year Comparison			Sequential Comparison		
	Q3'16	Q3'15	Change	Q3'16	Q2'16	Change
Number of properties	120	120	—	120	120	—
Gross leasable area	4,352,656	4,352,656	—	4,352,656	4,352,656	—
% Leased	96.0%	96.0%	—	96.0%	95.9%	10 bps
Rental revenues	30,322	29,527	+2.7%	30,322	29,585	+2.5%
Operating expenses	(8,105)	(7,536)	+7.6%	(8,105)	(7,455)	+8.7%
Same-Store Cash NOI	**22,217**	**21,991**	**+1.0%**	**22,217**	**22,130**	**0.4%**

TENANT OCCUPANCY

	Quarter Ended September 30, 2016	Percentage of total GLA September 30, 2016
Total GLA		
Total square feet beginning of quarter	9,586,638	93.7 %
Acquired GLA (1)	647,018	6.3 %
Disposed GLA	—	— %
Total square feet end of quarter	10,233,656	100.0 %
Occupied GLA		
Occupied GLA beginning of quarter	9,172,478	89.6 %
Expirations	(130,417)	(1.3)%
Renewals	100,893	1.0 %
Retention Rate	*77%*	
New leases commencing in quarter	69,831	0.7 %
Net absorption / (vacancy loss)	40,307	0.4 %
Net occupied GLA acquired	582,523	5.7 %
Occupied GLA end of quarter	9,795,308	95.7 %

(1) Includes remeasurements of existing properties totaling 9,200 square feet.

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INVESTMENT ACTIVITY AND LEASE EXPIRATION SCHEDULE
(Unaudited and in thousands, except sq. ft. data)

INVESTMENT ACTIVITY

Property	Location	Acquisition Date	First Year Cash Yield		% Leased	Purchase Price	GLA
Prairie Care MOB	Maplewood, MN	7/6/2016	7.1%		100.0%	$ 4,886	13,950
RE Loan - El Paso	El Paso, TX	7/7/2016	6.0%		—	1,300	—
Springwoods MOB	Spring, TX	7/21/2016	6.7%	(1)	52.9%	19,925	101,250
Equity Buyout - Foundation	TX / OK	7/26/2016	9.2%	(2)	—	611	—
Mezzanine Loan - Hazelwood	Minnetonka, MN	7/29/2016	8.0%		—	3,375	—
Jackson, Tennessee Land	Jackson, TN	8/2/2016	—		—	1,000	—
Unity Portfolio (4 MOBs)	Lafayette, IN	8/8/2016	6.8%		100.0%	28,752	127,257
Medical Village at Maitland	Orlando, FL	8/23/2016	7.3%	(1)	100.0%	23,211	81,477
Tri-State Orthopaedics MOB	Evansville, IN	8/30/2016	6.5%		100.0%	22,000	70,110
NCI Buyout - Great Falls Clinic	Great Falls, MT	9/30/2016	6.8%	(2)	—	1,015	—
Maury Regional Healthcare MOB	Spring Hill, TN	9/30/2016	6.1%		92.0%	18,500	62,499
Spring Ridge Medical Center	Wyomissing, PA	9/30/2016	6.8%		100.0%	6,100	20,987
Doctors Community Hospital MOB	Lanham, MD	9/30/2016	6.0%		100.0%	26,750	64,261
Gig Harbor Medical Pavilion	Gig Harbor, WA	9/30/2016	8.8%		100.0%	4,766	30,379
Midlands One Professional Center	Papillion, NE	9/30/2016	7.9%		100.0%	14,856	63,093
Total / Weighted Average			**6.8%**			**$ 177,047**	**635,263**

(1) Refers to first year cash yield at stabilization.

(2) Refers to the acquisition of joint venture equity interests in owned properties.

LEASE EXPIRATION SCHEDULE
(As of September 30, 2016)

Expiration Year	Expiring Leases	Expiring Lease GLA	% of Total GLA	Expiring Lease ABR	% of Total ABR	Average Rent per SF
2016	27	97,861	1.0%	$ 1,929	0.9%	$ 19.71
2017	120	410,990	4.0%	8,653	4.3%	21.06
2018	108	482,604	4.7%	9,310	4.6%	19.29
2019	82	444,784	4.3%	9,105	4.5%	20.47
2020	90	390,576	3.8%	7,757	3.8%	19.86
2021	101	491,365	4.8%	9,459	4.7%	19.25
2022	45	415,104	4.1%	9,121	4.5%	21.97
2023	53	414,625	4.1%	8,354	4.1%	20.15
2024	65	790,998	7.7%	15,883	7.8%	20.08
2025	100	758,858	7.4%	18,157	8.9%	23.93
Thereafter:	167	5,017,138	49.0%	104,361	51.4%	20.80
MTM	29	80,405	0.8%	978	0.5%	12.16
Vacant		438,348	4.3%			
Total / W.A.	**987**	**10,233,656**	**100%**	**$ 203,067**	**100%**	**$ 19.84**

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14 PORTFOLIO GEOGRAPHIC DISTRIBUTION (As of September 30, 2016) TOP TEN STATES State GLA Texas 1,090,250 Kentucky 982,470 Nebraska 708,920 Indiana 646,262 Georgia 631,587 Washington 588,946 Ohio 541,095 Arizona 524,592 Minnesota 455,929 Florida 415,667 Other 3,647,938 Total 10,233,656 Texas, 11% Kentucky, 10% Nebraska, 7% Indiana, 6% Georgia, 6% Washington, 6% Ohio, 5%Arizona, 5% Minnesota, 4% Florida, 4% Other, 36%

15 PORTFOLIO DIVERSIFICATION (As of September 30, 2016) THREE MONTHS ENDED SEPTEMBER 30, 2016 Campus Proximity (Based on Cash NOI) Off-Campus, 20% On-Campus / Affiliated, 80% Coverage # of Properties GLA % of Total % Leased Ratio Single-tenant MOBs 110 3,825,731 37.4% 99.8% N/A Multi-tenant MOBs 116 5,654,356 55.2% 92.6% N/A Hospitals 5 334,374 3.3% 100.0% 3.4x LTACHs 3 310,352 3.0% 100.0% 2.3x Corporate Office 1 108,843 1.1% 89.6% N/A Total 235 10,233,656 100.0% 95.7% Lease Type (Based on Revenue) Absolute Net, 21% NNN, 65% Modified Gross, 11% Gross, 3% Hospital and LTACH Payor Mix (Trailing Twelve Months) Medicare, 46% Private Pay, 54% Building Type (Based on Cash NOI) MOB, 90% LTACH, 3% Hospital, 7%

TOP 10 HEALTH SYSTEM RELATIONSHIPS
(As of September 30, 2016, $ in thousands, determined by ABR)

Tenant	Weighted Avg. Remaining Lease Term	Leased GLA	% of Total GLA	Annualized Base Rent	% of Total Annualized Base Rent
CHI - KentuckyOne Health	9.5	744,101	7.3%	$ 12,805	6.3%
CHI - Nebraska	10.2	617,468	6.0%	9,275	4.6%
CHI - Franciscan (Seattle-Tacoma)	9.6	327,946	3.2%	5,420	2.7%
CHI - St. Alexius (North Dakota)	9.7	320,407	3.1%	5,278	2.6%
Great Falls Hospital	18.8	185,085	1.8%	5,145	2.5%
LifeCare	11.3	310,352	3.0%	4,911	2.4%
Trios Health	28.8	161,885	1.6%	4,684	2.3%
IMS / Dignity Health	8.6	160,001	1.6%	3,863	1.9%
EEPPMC Partners	11.9	77,000	0.8%	3,693	1.8%
Wayne State University Physician Group	13.0	176,000	1.7%	3,329	1.7%
Total / W.A.	11.6	3,080,245	30.1%	$ 58,402	28.8%


KentuckyOne Health

Jewish Medical Center - South MOB
Shepherdsville, KY



Peachtree Dunwoody Medical Center
Atlanta, GA

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17 CONSOLIDATED BALANCE SHEETS (In thousands, except share data) September 30, 2016 December 31, 2015 ASSETS   Investment properties: Land and improvements $ 172,685 $ 130,788 Building and improvements 2,220,448 1,284,863 Tenant improvements 12,627 9,243 Acquired lease intangibles 282,798 205,168 2,688,558 1,630,062 Accumulated depreciation (153,815) (91,250) Net real estate property 2,534,743 1,538,812 Real estate loans receivable 43,817 39,349 Investment in unconsolidated entity 1,326 1,322 Net real estate investments 2,579,886 1,579,483 Cash and cash equivalents 8,396 3,143 Tenant receivables, net 9,551 2,977 Other assets 72,814 53,283 Total assets $ 2,670,647 $ 1,638,886 LIABILITIES AND EQUITY Liabilities: Credit facility $ 448,321 $ 389,375 Notes payable 224,339 — Mortgage debt 113,736 94,240 Accounts payable 2,222 644 Dividends and distributions payable 31,755 20,783 Accrued expenses and other liabilities 46,574 24,473 Acquired lease intangibles, net 9,399 5,950 Total liabilities 876,346 535,465 Redeemable noncontrolling interest - Operating Partnership and partially owned properties 25,891 26,960 Equity: Common shares, $0.01 par value, 500,000,000 common shares authorized, 134,620,300 and 86,864,063 common shares issued and outstanding as of September 30, 2016 and December 31, 2015, respectively 1,349 872 Additional paid-in capital 1,893,745 1,129,284 Accumulated deficit (174,227) (109,024) Accumulated other comprehensive income 652 — Total shareholders' equity 1,721,519 1,021,132 Noncontrolling interests: Operating Partnership 46,138 45,451 Partially owned properties 753 9,878 Total noncontrolling interest 46,891 55,329 Total equity 1,768,410 1,076,461 Total liabilities and equity $ 2,670,647 $ 1,638,886

18 CONSOLIDATED STATEMENT OF INCOME (In thousands, except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, 2016 2015 2016 2015 Revenues: Rental revenues $ 53,327 $ 28,145 $ 130,378 $ 72,111 Expense recoveries 14,361 5,821 31,816 14,265 Interest income on real estate loans and other 2,322 904 5,166 2,661 Total revenues 70,010 34,870 167,360 89,037 Expenses: Interest expense 7,300 3,341 15,776 7,244 General and administrative 4,917 4,018 13,964 11,359 Operating expenses 19,159 7,966 43,994 20,979 Depreciation and amortization 23,969 12,476 59,778 31,067 Acquisition expenses 4,398 3,257 11,031 11,764 Total expenses 59,743 31,058 144,543 82,413 Income before equity in income of unconsolidated entity, gain on sale of investment property, and noncontrolling interests: 10,267 3,812 22,817 6,624 Equity in income of unconsolidated entity 27 26 85 78 Gain on sale of investment property — 145 — 130 Net income 10,294 3,983 22,902 6,832 Net income attributable to noncontrolling interests: Operating Partnership (255) (200) (629) (333) Partially owned properties (176) (79) (553) (255) Net income attributable to controlling interest 9,863 3,704 21,720 6,244 Preferred distributions (436) (300) (1,421) (791) Net income attributable to common shareholders $ 9,427 $ 3,404 $ 20,299 $ 5,453 Net income per share: Basic $ 0.07 $ 0.05 $ 0.17 $ 0.08 Diluted $ 0.07 $ 0.05 $ 0.16 $ 0.08 Weighted average common shares Basic 134,608,396 71,034,747 122,973,862 69,040,121 Diluted 138,880,787 75,104,821 127,395,989 73,040,846 Dividends and distributions declared per common share and OP Unit $ 0.225 $ 0.225 $ 0.675 $ 0.675

19 REPORTING DEFINITIONS Adjusted Earnings Before Interest Taxes, Depreciation and Amortization (Adjusted EBITDA): We define Adjusted EBITDA for DOC as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock based compensation, acquisition-related expenses, and other non- reoccurring items. We consider Adjusted EBITDA an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt. Annualized Base Rent (ABR): Annualized base rent is calculated by multiplying contractual base rent for September 2016 by 12 (but excluding the impact of concessions and straight-line rent). Earnings Before Interest Taxes, Depreciation, Amortization and Rent (EBITDAR): We define EBITDAR for DOC as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock based compensation, acquisition-related expenses and lease expense. We consider EBITDAR an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our tenants ability to fund their rent obligations. Funds From Operations (FFO): Funds from operations, or FFO, is a widely recognized measure of REIT performance. We believe that information regarding FFO is helpful to shareholders and potential investors because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income or loss (computed in accordance with GAAP) before noncontrolling interests of holders of OP units, excluding preferred distributions, gains (or losses) on sales of depreciable operating property, impairment write-downs on depreciable assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs). Our FFO computation may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with NAREIT definition or that interpret the NAREIT definition differently than we do. The GAAP measure that we believe to be most directly comparable to FFO, net income, includes depreciation and amortization expenses, gains or losses on property sales, impairments and noncontrolling interests. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from the operations of our properties. To facilitate a clear understanding of our historical operating results, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in our financial statements. FFO does not represent cash generated from operating activities in accordance with GAAP, should not be considered to be an alternative to net income or loss (determined in accordance with GAAP) as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Gross Leasable Area (GLA): Gross leasable area (in square feet). Gross Real Estate Investments: Based on acquisition price (and includes lease intangibles). Health System-Affiliated: Properties are considered affiliated with a health system if one or more of the following conditions are met: 1) the land parcel is contained within the physical boundaries of a hospital campus; 2) the land parcel is located adjacent to the campus; 3) the building is physically connected to the hospital regardless of the land ownership structure; 4) a ground lease is maintained with a health system entity; 5) a master lease is maintained with a health system entity; 6) significant square footage is leased to a health system entity; 7) the property includes an ambulatory surgery center with a hospital partnership interest; or 8) a significant square footage is leased to a physician group that is either employed, directly or indirectly by a health system, or has a significant clinical and financial affiliation with the health system. Hospitals: Hospitals refer to specialty surgical hospitals. These hospitals provide a wide range of inpatient and outpatient services, including but not limited to, surgery and clinical laboratories. LTACHs: Long-term acute care hospitals (LTACH) provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities. Medical Office Building (MOB): Medical office buildings are office and clinic facilities, often located near hospitals or on hospital campuses, specifically constructed and designed for use by physicians and other health care personnel to provide services to their patients. They may also include ambulatory surgery centers that are used for general or specialty surgical procedures not requiring an overnight stay in a hospital. Medical office buildings may contain sole and group physician practices and may provide laboratory and other patient services.

20 REPORTING DEFINITIONS (continued) Net Operating Income (NOI): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from DOC’s total portfolio of properties before general and administrative expenses, acquisition-related expenses, depreciation and amortization expense, REIT expenses, interest expense and net change in the fair value of derivative financial instruments, and gains or loss on the sale of discontinued properties. DOC believes that NOI provides an accurate measure of operating performance of its operating assets because NOI excludes certain items that are not associated with management of the properties. Additionally, DOC’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Cash Net Operating Income (NOI): Cash NOI is a non-GAAP financial measure which excludes from NOI straight-line rent adjustments, amortization of acquired below and above market leases and other non-cash and normalizing items. Other non-cash and normalizing items include items such as the amortization of lease inducements, and payment received from a seller master lease. DOC believes that Cash NOI provides an accurate measure of the operating performance of its operating assets because it excludes certain items that are not associated with management of the properties. Additionally, DOC believes that Cash NOI is a widely accepted measure of comparative operating performance in the real estate community. However, DOC’s use of the term Cash NOI may not be comparable to that of other real estate companies as such other companies may have different methodologies for computing this amount. Normalized Funds Available for Distribution (Normalized FAD): DOC defines Normalized FAD, a non-GAAP measure, which excludes from Normalized FFO non-cash compensation expense, straight-line rent adjustments, amortization of acquired above or below market leases and assumed debt, amortization of deferred financing costs, amortization of lease inducements, and recurring capital expenditures related to tenant improvements and leasing commissions, and includes cash payments from seller master leases and rent abatement payments. Other REITs or real estate companies may use different methodologies for calculating Normalized FAD, and accordingly, our computation may not be comparable to those reported by other REITs. Although the Company’s computation of Normalized FAD may not be comparable to that of other REITs, the Company believes Normalized FAD provides a meaningful supplemental measure of its performance due to its frequency of use by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. Normalized FAD should not be considered as an alternative to net income or loss attributable to controlling interest (computed in accordance with GAAP) or as an indicator of the Company’s financial performance. Normalized FAD should be reviewed in connection with other GAAP measurements. Normalized Funds From Operations (Normalized FFO): Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, DOC uses Normalized FFO, which excludes from FFO net change in fair value of derivative financial instruments, acquisition-related expenses, acceleration of deferred financing costs, and other normalizing items. However, our use of the term Normalized FFO may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized FFO should not be considered as an alternative to net income or loss (computed in accordance with GAAP), as an indicator of our financial performance or of cash flow from operating activities (computed in accordance with GAAP), or as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including its ability to make distributions. Normalized FFO should be reviewed in connection with other GAAP measurements. Occupancy: Occupancy represents the percentage of total gross leasable area that is leased, including month-to-month leases, leases in holdover status, and leases that are signed but not yet commenced, as of the date reported. Off-Campus: A building portfolio that is not located on or adjacent to key hospital based-campuses. On-Campus / Affiliated: On-campus refers to a property that is located on or within a quarter mile to a healthcare system. Affiliated refers to a property that is not on the campus of a healthcare system, but anchored by a healthcare system. Same-Store Portfolio: The same-store portfolio consists of medical properties held by the Company for the entire preceding year and not currently slated for disposition.